Exhibit 10.1

FORM OF FINDER AGREEMENT

This FINDER AGREEMENT (this “Agreement”) is made and entered into as of this [●] day of May, 2025, by and among [●] (“Finder”), Streamex Exchange Corp. (the “Company”) and BioSig Technologies, Inc. (the “Target Company” and together with Finder and the Company, the “Parties”).

R E C I T A L S

A. The Company desires an introduction to the management of the Target Company.

B. Finder has contacts with the Target Company and is willing to introduce the Company to the Target Company in consideration of the payment by the Company of a finder’s fee as specified in Section 2 this Agreement. For the avoidance of doubt, the services to be provided pursuant to this Agreement shall be for, and be strictly limited to, certain introductory services provided by the Finder to the Company only (collectively, the “Services”), and shall not include any other services, including but not limited to, negotiations, structuring, or advising of the Company or the Target Company.

A G R E E M E N T

In consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties, intending to be legally bound, agree as follows:

1. Appointment. The Company hereby authorizes Finder, on an exclusive basis, to introduce the management of the Target Company to the Company. Finder shall (a) provide to the Company, or has already provided to the Company prior to the date hereof, the name, address, and phone number for the Chief Executive Officer or President of each Target Company; and (b) participate, or has already participated prior to the date hereof, in meetings or telephone conferences with the management of each Target Company, as reasonably requested by the Company. Finder shall take no other action with respect to any transaction or relationship between the Company and the Target Company as specified in Section 3 below.

2. Fees. In the event that the Company enters into an agreement with the Target Company that provides for (a) an acquisition by the Company of some or all of the securities or assets of the Target Company by way of merger, consolidation, share exchange, business combination, purchase of securities, purchase of assets, or otherwise, or (b) a joint venture between the Company and the Target Company (a “Transaction”), the Company shall pay to Finder a fixed fee equal to [●]% of the total number of shares of common stock of Target Company outstanding immediately following the consummation of the Transaction, payable in common stock of the Target Company in consideration for the Services only (the “Shares”). The Target Company acknowledges and agrees that such Shares shall be issued to Finder no later than two (2) business days following approval of the Parent Stockholder Matters, as set forth in that certain SHARE PURCHASE AGREEMENT dated May 23, 2025, by and among BIOSIG TECHNOLOGIES, INC., a Delaware corporation, BST SUB ULC, an unlimited liability company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of Parent, 1540875 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Parent, STREAMEX EXCHANGE CORPORATION, a company organized under the laws of the Province of British Columbia, each shareholder of the Company, and 1540873 B.C. Ltd. The Parties agree and acknowledge that the Shares to be issued pursuant to this Agreement shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. HEDGING TRANSACTIONS IN THE SECURITIES ARE ALSO PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.”

3. Limitation of Services. Finder shall have no role or part in the negotiations, structuring or advising or relationship, among others, between the Target Company and the Company other than as described in Section 1 above with regards to the Services, or as reasonably requested by the Company, provided that such request does not include services limited by this Section 3. Finder shall not participate in any negotiations, structuring or advising, among others, whatsoever on behalf of the Company or the Target Company. Finder shall not handle, hold, accept or otherwise any funds or securities of the Company or the Target Company, except as related to the Shares to be issued as compensation in connection with this Agreement. Finder shall not provide any information to the Target Company or the Company as to the value or the advisability of a transaction or relationship between the Company and the Target Company or any third party. Finder shall not give any information or make any representations to the Target Company in connection with the Company and Finder does not make any representations or warranties about the Target Company to the Company. Finder shall not hold any funds or securities in connection with the performance of its duties under this Agreement. Finder shall have no authority, express or implied, to bind the Company to any contractual or other legal obligation of any kind whatsoever, and shall not represent itself as having such authority or as acting on the Company’s behalf. Finder shall not perform its services hereunder by means of any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Finder shall not assist the Company or the Target Company in reviewing or completing any of the documents relating to a Transaction or relationship between the Company and the Target Company. Finder shall not facilitate the sale, exchange or transfer of any securities of the Company or any Target Company.

4. Broker-Dealer Status. The Parties acknowledge and agree that Finder is not (a) a registered “broker” (“Broker”) or “dealer” (“Dealer”) as such terms are defined in Section 3(a)(4) and 3(a)(5) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (b) an investment adviser (“Investment Adviser”), as such term is defined in Section 202(a)(11) of the Investment Advisers Act of 1940, as amended, or comparable state laws, or (c) a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), is not providing services to the Company or the Target Company as a Broker, Dealer or Investment Advisor, and will not act to effect any transactions in securities for the account of the Company or the Target Company. With respect thereto and notwithstanding anything set forth herein to the contrary, in connection with performing its duties hereunder, Finder shall not carry out any activity or function that (i) may be traditionally performed by or otherwise be deemed to include those of a Broker, Dealer or Investment Adviser, or (ii) would require Finder to register itself as a Broker, Dealer or Investment Adviser. The Parties mutually agree that the Services to be provided pursuant to this Agreement and the Shares to be issued as compensation in connection with the Services are exempt from registration and that the Target Company is under no obligation to effect any such registration with respect to the Shares.

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5. Indemnification.

(a) The Company shall indemnify and hold harmless Finder, Finder’s officers, members, employees, consultants, attorneys and agents, and each person, if any, who controls Finder within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, against all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, all losses to the extent of the aggregate amount paid in settlement of litigation, commenced or threatened, or of any claim whatsoever, if such settlement is effected with the Company’s written consent, which shall not be unreasonably withheld), and to reimburse the indemnified parties for all legal and other expenses incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever, whether or not resulting in any liability, to which the indemnified parties may become subject under any statute or at common law or otherwise, arising out of the Company’s performance under this Agreement.

(b) Finder shall indemnify and hold harmless the Company and its affiliates, and their respective officers, directors, employees, stockholders, consultants, attorneys and agents, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, against all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, all losses to the extent of the aggregate amount paid in settlement of litigation, commenced or threatened, or of any claim whatsoever, including but not limited to, any such claims that may arise from Finder’s representation that Finder is not a Broker, Dealer, Investment Advisor or member of FINRA, by the SEC. FINRA, the securities commissioner or department of any state, or any other regulatory or governmental body or agency or regulatory authority, if such settlement is effected with Finder’s written consent, which shall not be unreasonably withheld), and to reimburse the indemnified parties for all legal and other expenses incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever, whether or not resulting in any liability, to which the indemnified parties may become subject under any statute or at common law or otherwise, arising out of or based upon Finder’s gross negligence or willful misconduct in connection with Finder’s performance under this Agreement.

(c) If for any reason the foregoing indemnifications are unavailable to any of the indemnified parties or are insufficient to hold such indemnified party harmless, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and such indemnified party on the other hand but also the relative fault of the indemnifying party and such indemnified party, as well as any relevant equitable considerations. These indemnification provisions shall be binding upon and shall inure to the benefit of any successors, assigns, heirs and personal representatives of the indemnified parties. These indemnification provisions shall survive any termination of this letter agreement.

6. Term. This Agreement is effective as of the date above and shall continue in effect for a period of one (1) year and shall automatically renew for subsequent one (1) year periods. Any failure to renew this Agreement (or any other termination of this Agreement) shall not affect the Company’s obligation to compensate Finder, as set forth in Section 2 above.

7. Securities Law Compliance. Finder has been advised that the Shares are characterized as “restricted securities” under the federal securities laws and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Finder is aware that the Target Company is under no obligation to effect any such registration with respect to the Shares, or to file for or comply with any exemption from registration. The offer to acquire the Shares was directly communicated to Finder by the Company. Finder is not acquiring the Shares as a result of, and at no time was Finder presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising. Finder agrees and acknowledges that Finder does not engage in general solicitation, general advertising or promotion of investments or securities.

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8. Access to Information. Finder acknowledges that the Target Company has given Finder access to the corporate records and accounts of the Company and to all information in its possession relating to the Target Company, has made its officers and representatives available for interview by Finder, and has furnished Finder with all documents and other information required for Finder to make an informed decision with respect to the acquisition of the Shares.

9. Brokers or Finders. Finder has not engaged any brokers, finders or agents, and the Company has not and will not incur, directly or indirectly, as a result of any action taken by Finder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the Shares.

10. No Disqualification Events. With respect to the Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Target Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Target Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Target Company in any capacity at the time of sale (an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

11. Independent Contractor. The relationship between Finder and the Company is solely that of independent contractors and nothing contained herein shall be deemed to have created, by interpretation or implication, a relationship of employment, partnership, joint venture or agency.

12. Assignment. The rights and obligations of the parties under this Agreement may not be assigned without the prior written consent of the other party. The terms of this Agreement are binding on the parties hereto and their respective successors and assigns including any successor or assigns created through merger or other corporate reorganization.

13. Applicable Law. This Agreement shall be construed and governed under the laws of the State of New York, without regard to conflict of law principles.

14. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be unenforceable, then any unenforceable provision shall be severed and the rest of the Agreement shall be enforced as though the unenforceable provision(s) were not included.

15. Entire Agreement; Amendment. This Agreement constitutes the entire Agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements between the parties. This Agreement may be amended only by a written agreement between the parties.

16. Regulatory Requirements. This Agreement is made subject to all present and future orders, rules, and regulation of any regulatory body having jurisdiction over the subject matter hereof, and to the laws of the United States of America or any of its states having jurisdiction. In the event this Agreement or any of its provisions will be found contrary to, or in conflict with any such order, rule, regulation, or law, this Agreement will be deemed modified to the extent necessary to comply with such order, rule, regulation, or law and will be modified in such a way as the parties hereto mutually agree as consistent with the form, intent, and purpose of its surviving provisions.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties enter into this Agreement as of the date first written above.

COMPANY:

Streamex Exchange Corp.

By:
Name:
Title:

FINDER:

By:
Name:
Title:

TARGET COMPANY:

BioSig Technologies, Inc.

By:
Name:
Title:

[Signature Page to Finder Agreement]

ANNEX A

Target Company

BioSig Technologies, Inc.

12424 Wilshire Blvd., Ste 745

Los Angeles, CA 90025